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                                                                 Exhibit  10.4.2


                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

                  THIS AMENDMENT is made and entered into on this 15th day of July, 1998 at Medina, Ohio, by and between RPM, INC. (hereinafter referred to as the "Company") and RICHARD E. KLAR (hereinafter referred to as "Klar"):

                              W I T N E S S E T H:

                  WHEREAS, Klar is considered a key employee of the Company; and

                  WHEREAS, Klar and the Company entered into a certain Employment Agreement, originally dated as of July 19, 1988 and last amended as of July 16, 1997 (the "Employment Agreement"), to insure Klar's continued employment with the Company; and

                  WHEREAS, it is the desire of the Company and Klar to amend the Employment Agreement in accordance with the terms hereof; and

                  WHEREAS, Paragraph 11 of the Employment Agreement requires that any such Amendment be in writing and properly executed;

                  NOW, THEREFORE, in consideration of the premises and the mutual understandings of the parties, IT IS AGREED, as follows:

                  1. EMPLOYMENT TERM. Paragraph 1 of the Employment Agreement shall be deleted in its entirety and amended and restated to provide in its entirety as follows:


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                           TERM OF EMPLOYMENT. The Company hereby agrees to
                  continue to employ Klar, and Klar hereby agrees to continue to serve the Company, on the terms and conditions set forth herein for the period commencing retroactive to June 1, 1998 (the "Effective Date"), and expiring on October 31, 1998 (unless sooner terminated as hereinafter set forth).

                  IN WITNESS WHEREOF, the parties have executed this Amendment to the Employment Agreement on the date and at the place first above written.



IN THE PRESENCE OF:                         RPM, INC.


                                            By: /s/ Thomas C. Sullivan
----------------------------                   ---------------------------------
                                            Thomas C. Sullivan, Chairman
                                            and Chief Executive Officer



                                            And: /s/ P. Kelly Tompkins
                                                --------------------------------
                                            P. Kelly Tompkins, Secretary




                                             /s/ Richard E. Klar
----------------------------                ------------------------------------
                                            Richard E. Klar



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